UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 27, 2007

KINGS ROAD ENTERTAINMENT, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-14234	95-3587522
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

468 N. Camden Drive Beverly Hills, California (Address of principal executive offices)	90210 (Zip code)

Registrant’s telephone number, including area code: 310-278-9975

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Resignation of Stephen J. Fryer as Director

In accordance with its obligations under the Securities Purchase Agreement entered into by and between the Registrant and West Coast Pictures, LLC (“WCP”), as reported in the Current Report 8-K filed on November 7, 2007, on November 26, 2007, the Board unanimously voted to reduce the number of board members from five to three directors. As such, Stephen J. Fryer tendered his resignation as a member of the Board of Directors, effective immediately.

A copy of this Report has been provided to Mr. Fryer. Mr. Fryer has been provided with the opportunity to furnish us as promptly as possible with a letter addressed to us stating whether he agrees with the statements made by us in this Report, and if not, stating the respects in which he does not agree. No such letter has been received by us.

Resignation of Brad Hoffman as Director and Chief Financial Officer

Concurrent with the Board’s decision to reduce the number of board members from five to three directors, on November 26, 2007, Brad Hoffman tendered his resignation as a member of the Board of Directors and as Chief Financial Officer, effective immediately.

A copy of this Report has been provided to Mr. Hoffman. Mr. Hoffman has been provided with the opportunity to furnish us as promptly as possible with a letter addressed to us stating whether he agrees with the statements made by us in this Report, and if not, stating the respects in which he does not agree. No such letter has been received by us.

In accordance with the Registrant’s bylaws and by majority vote, George Moseman was appointed to replace Mr. Hoffman as the Registrant’s CFO.

Removal of Geraldine Blecker as Director and Secretary

Concurrent with the Board’s decision to reduce the number of board members from five to three directors, on November 26, 2007, in accordance with the Registrant’s amended bylaws and by a unanimous vote of disinterested directors, Geraldine Blecker was removed without cause from the Board of Directors and from her position as Secretary.

A copy of this Report has been provided to Ms. Blecker. Ms. Blecker has been provided with the opportunity to furnish us as promptly as possible with a letter addressed to us stating whether she agrees with the statements made by us in this Report, and if not, stating the respects in which she does not agree. No such letter has been received by us.

In accordance with the Registrant’s bylaws and by majority vote, George Moseman was appointed to replace Ms. Blecker as the Registrant’s Secretary.

Appointment of Monika Nosic to Board of Directors

On November 26, 2007, in accordance with the Registrant’s bylaws and by a majority vote of the directors, Monika Nosic, WCP’s representative, was elected to serve on the Board of Directors until the next annual shareholder meeting or until her successor has been elected. Ms. Nosic has no family relationships with any board member or affiliate.

Monika Nosic was born and educated in Germany. After her training in business and finance, she began working as an assistant to the board of directors in the German real estate and construction industry. In 1998, she started her career as a consultant in the film and media industry and has since been involved in several projects. In 2000, at the inception of Media Cooperation One GmbH (“MC One”), one of Germany’s biggest independent DVD distribution companies at that time, Ms. Nosic began working as a management assistant. Involved in the day to day business of acquisition, licensing, DVD production and DVD distribution, she became an in-house production manager for MC One’s film productions and co-productions. She was a member of the production crew for the Academy Award winning Best Foreign Language Film of 2002, “Nowhere in Africa,” was the production manager in charge of the 2D animated feature film, “The Nutcracker and the Mouseking,” and is presently one of the development executives of the 3D animated feature, “Sophie and the Dream Bandits,” currently in pre-production. Most recently she became Partner of West Coast Pictures LLC. Ms. Nosic has been appointed to serve as the Production Executive of West Coast Pictures, LLC, as well as the head of their Animation Department, which will collaborate with the Registrant on mutual projects.

By unanimous vote, the Board also agreed to indemnify Ms. Nosic and a standard indemnification agreement was executed by and between the Registrant and Ms. Nosic.

A copy of the Indemnification Agreement by and between Kings Road Entertainment, Inc. and Monika Nosic is attached hereto as Exhibit 99.1.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 27, 2007, by majority vote, the Board of Directors voted to amend Article III, Section 7(c), Item (4) of the Registrant’s Bylaws, effective immediately. Article III, Section 7(c), Item (4) of the Bylaws previously read as follows:

(c) The following actions of the Board of Directors will require the approval of not less than 75% of all of the directors; (1) the authorization of any transactions between the Corporation on the one hand and any officer, director or stockholder of the Corporation or any person or entity related to or affiliated with any such officer, director or stockholder on the other hand; (2) the authorization or issuance of any stock options to employees of the Corporation; (3) the authorization of a public offering and sale of Common Stock of the Corporation, for an aggregate purchase price of not more than $5,000,000, pursuant to a registration statement filed under the Securities Act of 1933; or (4) the repurchase or redemption by the Corporation of any of its outstanding shares.

Article III, Section 10 now reads as follows:

(c) The following actions of the Board of Directors will require the approval of not less than 75% of all of the directors; (1) the authorization of any transactions between the Corporation on the one hand and any officer, director or stockholder of the Corporation or any person or entity related to or affiliated with any such officer, director or stockholder on the other hand; (2) the authorization or issuance of any stock options to employees of the Corporation; (3) the authorization of a public offering and sale of Common Stock of the Corporation, for an aggregate purchase price of not more than $5,000,000, pursuant to a registration statement filed under the Securities Act of 1933; or (4) the repurchase or redemption by the Corporation of any of its outstanding shares in excess of 2% of the total company’s issued outstanding stock.

A copy of the Registrant’s Bylaws as Amended through October 1, 2007 are attached hereto as Exhibit 3.1.

Exhibit No.	Description

3.1	Bylaws of Kings Road Entertainment, Inc. as Amended through October 1, 2007.

99.1	Indemnification Agreement between Kings Road Entertainment, Inc. and Monika Nosic, dated November 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGS ROAD ENTERTAINMENT, INC.

Date: November 29, 2007	By:	/s/ Philip Holmes
Philip Holmes, President